UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2024

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Uppsalalaan 17
3584 CT Utrecht
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 27, 2024 (the “Effective Date”), Merus N.V., a public company with limited liability incorporated under the laws of the Netherlands (the “Company”) entered into a License Agreement (the “License Agreement”) with Partner Therapeutics, Inc., a Delaware corporation (“Partner”).

Under the terms of the License Agreement, the Company granted to Partner (i) an exclusive, sublicenseable, royalty-bearing license under certain patent rights and know-how to (a) exploit zenocutuzumab for the treatment of NRG1+ cancer in the United States and (b) develop, manufacture and commercialize companion diagnostic tests with respect to zenocutuzumab for the treatment of NRG1+ cancer in the United States and (ii) a limited, non-exclusive, non-sublicenseable, royalty-bearing license under certain patent rights and know-how to commercialize zenocutuzumab for the treatment of NRG1+ cancer outside of the United States solely in connection with a named patient program until the Company files for any regulatory approval for zenocutuzumab in any country outside the United States. The Company retains all rights not granted to Partner.

Partner granted to the Company an exclusive, fully paid, royalty-free, perpetual and irrevocable license, with the right to grant sublicenses, to certain intellectual property of Partner to exploit zenocutuzumab for (1) the treatment of NRG1+ cancer in a country outside of the United States and (2) for any other uses of zenocutuzumab in any other territory.

In exchange for the rights granted under the License Agreement, Partner has agreed to pay an upfront, non-refundable payment, agreed to fund the development, manufacturing and clinical trial expenses for zenocutuzumab and certain companion diagnostic products (other than a portion of the expenses associated with securing or maintaining approval from the United States Food and Drug Administration) and the Company is eligible to receive up to $130.0 million in commercialization milestone payments based on annual net sales of zenocutuzumab. The Company is also eligible to receive tiered royalties based on the level of aggregate annual net sales ranging from high single digits to low twenties until the royalty term expires.

If after three years after the launch of zenocutuzumab in the United States, Partner does not to achieve certain specified annual net sales targets, the Company and Partner will work in good faith to develop a plan to improve net sales. If in the subsequent year Partner does not achieve the specified annual net sales target, the Company has the right to terminate the License Agreement, with all rights reverting to Company.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the performance of the parties under the License Agreement and the potential economics of the License Agreement, including any payments the Company may receive. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our need for additional funding, which may not be available and which may require us to restrict our operations or require us to relinquish rights to our technologies or antibody candidates; potential delays in regulatory approval, which would impact our ability to commercialize our product candidates and affect our ability to generate revenue; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for marketable drugs; potential delays in enrollment of patients, which could affect the receipt of necessary regulatory approvals; our reliance on third parties to conduct our clinical trials and the potential for those third parties to not perform satisfactorily; impacts of the volatility in the global economy, including global instability, including the ongoing conflicts in Europe and the Middle East; we may not identify suitable Biclonics® or bispecific antibody candidates under our collaborations or our collaborators may fail to perform adequately under our collaborations; our reliance on third parties to manufacture our product candidates, which may delay, prevent or impair our development and commercialization efforts; protection of our proprietary technology; our patents may be found invalid, unenforceable, circumvented by competitors and our patent applications may be found not to comply with the rules and regulations of patentability; we may fail to prevail in potential lawsuits for infringement of third-party intellectual property; and our registered or unregistered trademarks or trade names may be challenged, infringed, circumvented or declared generic or determined to be infringing on other marks.

These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2024, filed with the Securities and Exchange Commission (“SEC”) on October 31, 2024, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: December 2, 2024	By:	/s/ Sven (Bill) Ante Lundberg
	Name:	Sven (Bill) Ante Lundberg, M.D.
	Title:	President and Chief Executive Officer